SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

KALLO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Duncan Mills Road, Suite 504, Toronto, Ontario, Canada M3B 3H9
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (416) 246-9997

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to Kallo, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 4.01  Change in Registrant's Certifying Accountant

(A)   Resignation of MaloneBailey, LLP

On May 7 2019, we received the resignation of our principal independent accountant, Malone Bailey, LLP.

MaloneBailey has served as our principal independent accountant for the prior fiscal years since  2014.

The principal independent accountant's report issued by MaloneBailey, LLP for either of the years ended December 31, 2016 and December 31, 2017 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph regarding our ability to continue as a going concern.

We are able to report that during the years ended December 31, 2015, December 31, 2016 and December 2017  through May 7, 2019 there were no disagreements with MaloneBailey, our former principal independent accountant, on any matter of accounting principles or practices, financial statement  disclosure, or auditing scope or procedure, which, if not resolved to MaloneBailey's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. During the period of engagement there were no reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-K except MaloneBailey having advised us that it identified certain deficiencies in our internal control over financial reporting that constitute material weaknesses as described in Item 9A of our Annual Report on Form 10-K for the year ended December 31, 2017.  At no time in the past two years did the accounting opinion of MaloneBailey contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph regarding our ability to continue as a going concern. We have requested that MaloneBailey furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements.  A copy of such letter is filed herewith as Exhibit 16.1.

(B)  Engagement of Successor

We have not, as of this date, engaged the services of a successor independent auditor. However we will timely file the Form 8-K upon doing so.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALLO, Inc.

Date: May 10, 2019	By:	/s/John Cecil

John Cecil, Chief Executive Officer

Exhibits:

16.1	Letter from MaloneBailey to the U.S. Securities and Exchange Commission